Nationwide Mutual Funds
Nationwide Geneva Mid Cap Growth Fund

Supplement dated October 1, 2014
to the Summary Prospectus dated November 29, 2013 (as revised March 1, 2014)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

On October 1, 2014, Geneva Capital Management Ltd. (“Geneva Capital”), subadviser to the Nationwide Geneva Mid Cap Growth Fund, became a wholly owned subsidiary of Henderson Global Investors (North America) Inc., which is a wholly owned subsidiary of Henderson Group plc.  In connection with the transaction, Geneva Capital changed its name to “Geneva Capital Management, LLC.”  All references to Geneva Capital in the Summary Prospectus are amended accordingly.

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